UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2010 (March 23, 2010)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500 Des Moines, Iowa		50309-2580
(Address of principal executive offices)		(Zip code)

515-242-4300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

MidAmerican Energy Holdings Company (“MidAmerican”) is a consolidated subsidiary of Berkshire Hathaway Inc. (“Berkshire”). On March 23, 2010, Berkshire and MidAmerican amended the Equity Commitment Agreement previously entered into on March 1, 2006 and filed with the United States Securities and Exchange Commission (“SEC”). Such amendment extends the term of the Equity Commitment Agreement from February 28, 2011 to February 28, 2014, and reduces the Maximum Equity Amount from $3.5 billion to $2.0 billion effective as of March 1, 2011. All other terms and conditions contained in the Equity Commitment Agreement shall continue in full force and effect.

Amendment No. 1 to Equity Commitment Agreement, dated March 23, 2010, by and between Berkshire and MidAmerican, is being filed as an exhibit to this current report.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Amendment No. 1 to Equity Commitment Agreement, dated March 23, 2010, by and between Berkshire Hathaway Inc. and MidAmerican Energy Holdings Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: March 23, 2010
/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 1 to Equity Commitment Agreement, dated March 23, 2010, by and between Berkshire Hathaway Inc. and MidAmerican Energy Holdings Company.